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                              NEOWARE SYSTEMS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT


         NEOWARE SYSTEMS, INC. (the "Company"), hereby grants to ________ (the "Optionee") this option to purchase shares of the Company's Common Stock at a price and on the terms set forth herein and subject to the terms and conditions contained in the Company's 1995 Stock Option Plan, as amended (the "1995 Plan"), which terms and conditions are hereby incorporated herein.

         1. GRANT. Effective as of _________ (the "Date of Grant"), the Company's Compensation and Stock Option Committee (the "Committee") granted to you an option (the "Option") to purchase up to _____ shares of the Common Stock of the Company (the "Option Shares") at a price of $______ per share (the "Option Price").

         2. TYPE OF OPTION. This Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         3. TERM. The Option granted hereunder shall expire at 5:00 p.m. (local time at the principal executive offices of the Company) on ___________ (the "Expiration Date"), unless sooner terminated as provided herein.

         4. EXERCISE OF OPTION. Subject to Paragraph 2 and in accordance with the terms and conditions contained in the 1995 Plan, the Option shall be exercisable, on a cumulative basis, in accordance with the following schedule:

                  BEGINNING ON                 NUMBER OF SHARES
                  ------------                 ----------------
                   ________                         _____
                   ________                         _____


         5. METHOD OF EXERCISE AND PAYMENT.

                  5.1 This Option shall be exercisable by written notice to the Company, pursuant to Paragraph 13 hereof, specifying the number of Option Shares to be purchased. The notice shall also be accompanied by payment of the aggregate Option Price of the Option Shares being purchased.

                  If the listing, registration or qualification of the Option Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Option Shares, the Company shall not be obligated to issue or deliver the certificates representing the Option Shares as to which the Option has been exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained.


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                  5.2 To the extent permitted by the Committee, payment of the
Option Price may be made: (i) by cash, check or such other instrument as the Committee may accept; (ii) by exchange of shares of Common Stock valued at its fair market value on the date of exercise; or (iii) by means of a brokers' cashless exercise procedure. Where payment of the Option Price is to be made with shares of Common Stock acquired under any compensation plan of the Company, such shares will not be accepted as payment unless the Optionee has held such shares for a minimum period of time specified in the 1995 Plan.

         6. RIGHTS OF STOCKHOLDERS. Neither an Optionee nor his or her legal representatives or beneficiaries shall have any of the rights of a stockholder with respect to any shares subject to any Option until such shares shall have been issued upon the proper exercise of such Option.

         7. NONTRANSFERABILITY OF OPTIONS. Except as set forth herein, no Option may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

         8. TERMINATION OF EMPLOYMENT OR SERVICE. Subject to the condition that no option shall be exercisable after the expiration of the period fixed by the Committee in accordance with Paragraph 2 hereof and unless otherwise determined by the Committee after the Date of Grant:

                  8.1 In the event that the Optionee ceases to be an employee of the Company or its subsidiaries by reason of a discharge for cause, the Option shall terminate immediately.

                  8.2 In the event that the Optionee ceases to be an employee of the Company or its subsidiaries by reason of a voluntary or involuntary termination for any reason other than death, disability, retirement or termination for cause, the Option may be exercised, to the extent that it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine, for a period of three months after termination.

                  8.3 In the event that the Optionee shall die while employed by the Company or within the periods referred to in Paragraphs 8.2 or 8.4, the Option shall be exercisable during its remaining term, to the extent then exercisable or on such accelerated basis as the Committee may determine, by the Optionee's legal representative, within one year after death.

                 8.4 In the event that the Optionee's employment terminates due to disability (within the meaning of Code Section 22(e)(3)) or retirement, the Option granted shall be exercisable during its remaining term, to the extent then exercisable or on such accelerated basis as the Committee may specify, within a period of one year after such termination. For purposes of Section 8.4, "Retirement" shall mean any employee retirement under the Company's retirement policy.

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         9. RIGHTS OF EMPLOYEES. Nothing in the Option shall interfere with or limit in any way the right of the Company or any subsidiary to terminate the Optionee's employment at any time, nor confer upon the Optionee any right to continue in the employ of the Company or any subsidiary. The Optionee shall not have the right to be selected as an Optionee, or having been so selected, to be selected again as an Optionee. The grant of the Option shall not constitute a part of the base salary or any other compensation of the Optionee under any other benefit plan of the Company or any subsidiary unless expressly so provided in such other benefit plan.

         10. TAX WITHHOLDING. The Company shall have the authority, with respect to the Option, to withhold, or to require the Optionee to remit to the Company, prior to the issuance or delivery of any Option Shares, an amount sufficient to satisfy federal, state and local withholding requirements on any exercise of the Option. The Committee may, in its sole discretion, permit the Optionee to elect to satisfy withholding taxes, if any, arising in connection with the exercise of the Option either by electing to have the Company retain (or by delivering to the Company) shares of Common Stock then held by the Optionee valued at the fair market value on the date the tax is to be withheld. Any such election shall be subject to tax and securities law requirements.

         11. CHANGES IN CAPITALIZATION. In the event of any change in the Common Stock of the Company, such as merger, consolidation, reorganization, stock split, stock dividend, combination of shares or exchange of shares, the Board or the Committee shall adjust appropriately the maximum number and class of shares subject to the Option and/or the Option Price, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than ..500 down, in each case to the nearest whole number.

         12. MERGER OR ASSET SALE; CHANGE IN CONTROL. In the event of merger or asset sale, or a "Change in Control," as that term is defined in Section 14 of the 1995 Plan, outstanding Options shall be adjusted as set forth in Section 14 of the 1995 plan and as determined by the Committee in its sole discretion.

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         13. NOTICES. Any notice to be given to the Company shall be addressed to the Company at 400 Feheley Drive, King of Prussia, Pennsylvania, 19406, and any notice given to the Optionee shall be addressed to the Optionee at the address then appearing on the personnel records of the Company or the subsidiary of the Company by which the Optionee is employed, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration and certification fees prepaid, or transmitted by hand delivery or overnight express.

         IN WITNESS WHEREOF, the Company has granted this Option as of the _____ day of ________, _____.

                                       NEOWARE SYSTEMS, INC.



                                       By: ____________________________________



ACKNOWLEDGMENT AND AGREEMENT:

         Optionee acknowledges receipt of this Agreement and the 1995 Plan and agrees to all of the terms and conditions contained herein and therein.


OPTIONEE:  __________________________________
                      (Signature)

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